-----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.               ACCRUAL BASIS -1
----------------------------------------------

----------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------

----------------------------------------------
JUDGE: Honorable Mary F. Walrath
----------------------------------------------

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                     CONSOLIDATED MONTHLY OPERATING REPORT
                    FOR THE MONTH ENDING: November 30, 1999
             FOR THE PERIOD: November 1, through November 30, 1999
================================================================================
                                           Document    Previously    Explanation
Required Attachments                       Attached    Submitted       Attached

1. Tax Receipts                              ( )          (X)            ( )

2. Bank Statements                           (X)          ( )            ( )

3. Most recently filed Income Tax            ( )          (X)            ( )
   Return

4. Most recent Annual Financial              ( )          (X)            ( )
   Statements prepared by accountant

NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE ABOVE CAPTIONED CASES. INFORMATION, WHERE INDICATED, IS PROVIDED HEREIN WITH RESPECT TO NON-DEBTOR SUBSIDIARIES. THIS INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY ON A BASIS CONSISTENT WITH THE DEBTORS PRIOR PUBLIC FINANCIAL REPORTING.

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Thaddeus Bereday                                         President
-----------------------------------------------       ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE


Thaddeus Bereday                                             1/17/2000
-----------------------------------------------       ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ Lois A. Mannon                                    Chief Accounting Officer
-----------------------------------------------       ------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

Lois A. Mannon                                               1/17/2000
-----------------------------------------------       ------------------------
PRINTED NAME OF PREPARER                                        DATE

Pursuant to an agreement with the office of the United States Trustee, this report is to be filed no later than the 45th day of the month following the end of the month covered by the report.

------------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                                          ACCRUAL BASIS - 2
------------------------------------------------------------------

------------------------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
------------------------------------------------------------------

------------------------------------------------------------------
                                                                                               FOURTH QUARTER
     COMPARATIVE BALANCE SHEET                                                                 ------

--------------------------------------------------------------------------------------------------------------------------
                                                                     MONTH                MONTH               MONTH
                                                                 ---------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------------
     UNRESTRICTED CASH
--------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH                                                            SEE ATTACHED BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------------
  1. TOTAL CASH
--------------------------------------------------------------------------------------------------------------------------
  2. ACCOUNTS RECEIVABLE (NET)
--------------------------------------------------------------------------------------------------------------------------
  3. INVENTORY
--------------------------------------------------------------------------------------------------------------------------
  4. NOTES RECEIVABLE
--------------------------------------------------------------------------------------------------------------------------
  5. PREPAID EXPENSES
--------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------------
  7. TOTAL CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------------------
  8. PROPERTY, PLANT & EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
  9. LESS: ACCUMULATED
     DEPRECIATION / DEPLETION
--------------------------------------------------------------------------------------------------------------------------
 10. NET PROPERTY, PLANT &
     EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
 11. DUE FROM AFFILIATES & INSIDERS
--------------------------------------------------------------------------------------------------------------------------
     AMORTIZATION (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------------
 13. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------------
 14. TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
 15. ACCOUNTS PAYABLE
--------------------------------------------------------------------------------------------------------------------------
 16. TAXES PAYABLE
--------------------------------------------------------------------------------------------------------------------------
 17. NOTES PAYABLE
--------------------------------------------------------------------------------------------------------------------------
 18. PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------------------
 19. SECURED DEBT
--------------------------------------------------------------------------------------------------------------------------
 20. DUE TO AFFILIATES & INSIDERS
--------------------------------------------------------------------------------------------------------------------------
 21. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------------
 22. TOTAL POSTPETITION
     LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
 23. SECURED DEBT
--------------------------------------------------------------------------------------------------------------------------
 24. PRIORITY DEBT
--------------------------------------------------------------------------------------------------------------------------
 25. UNSECURED DEBT
--------------------------------------------------------------------------------------------------------------------------
 26. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------------
 27. TOTAL PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
 28. TOTAL LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------------
 29. PREPETITION OWNERS' EQUITY
--------------------------------------------------------------------------------------------------------------------------
 30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)
--------------------------------------------------------------------------------------------------------------------------
     DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------------------------------------
 31. TOTAL EQUITY
--------------------------------------------------------------------------------------------------------------------------
 32. TOTAL LIABILITIES &
     OWNERS' EQUITY
--------------------------------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                          CONSOLIDATING BALANCE SHEET
                           AS OF: NOVEMBER 30, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.


                                                   NON-DEBTOR SUBSIDIARIES
                                                 (Provided for informational
                                             purposes only on a basis consistent
                                              with the Debtors previous public
                                                    financial reporting)

                                                                            Total
                                        SMTK             SMTK            Debtors and
                                       Debtors         Non-debtors       Non-debtors
                                    -------------    ---------------   ---------------
Assets
Current assets:
  Cash                                 76,179,140                  -        76,179,140
  Cash held for non debtors             1,069,677                  -         1,069,677
  AT&T holdback note receivable        40,000,000                  -        40,000,000
  Interest receivable                   1,344,780                  -         1,344,780
  Notes receivable, net                 2,050,000                  -         2,050,000
  Prepaid expenses                          4,017                  -             4,017
                                    -------------    ---------------   ---------------
Total current assets                  120,647,614                  -       120,647,614

Non current assets:
  Property and equipment, net              81,021                  -            81,021
                                    -------------    ---------------   ---------------
Total non current assets                   81,021                  -            81,021

Total assets                          120,728,635                  -       120,728,635
                                    =============    ===============   ===============

Liabilities and equity
Current liabilities:
  Postpetition accounts payable         4,504,101            764,839         5,268,940
  Other accrued                         4,704,044             49,284         4,753,328
                                    -------------    ---------------   ---------------
Total current liabilities               9,208,145            814,123        10,022,268

Prepetition liabilities:
  Accounts payable                     46,196,344                  -        46,196,344
  Excise & sales tax payable            2,465,777                  -         2,465,777
  Other accrued                        19,851,593            103,778        19,955,371
  Accrued interest                      4,171,498                  -         4,171,498
  Long term debt                      150,867,550                  -       150,867,550
  Notes payable-Century/DTR             4,297,998                  -         4,297,998
                                    -------------    ---------------   ---------------
Total prepetition liabilities         227,850,760            103,778       227,954,538
                                    -------------    ---------------   ---------------

Total liabilities                      237,058,905           917,901       237,976,805

Intercompany                           (3,416,054)         3,416,054                 -

Shareholders' equity (deficit):
  Common stock                        278,227,663                  -       278,227,663
  Beginning accumulated deficit      (170,658,280)        (3,695,301)     (174,353,581)
  Current year profit (loss)         (220,483,599)          (638,654)     (221,122,253)
                                    -------------    ---------------   ---------------
Total shareholders' equity           (112,914,216)        (4,333,955)     (117,248,171)
                                    -------------    ---------------   ---------------

Total liabilities and equity          120,728,635                  -       120,728,635
                                    =============    ===============   ===============

Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                     For the month ended November 30, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T currently are negotiating several such disagreements. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40,000,000 promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. On September 30, 1999, AT&T withheld the first installment payment due under the Holdback Note by asserting that AT&T is entitled to indemnification under the terms of the Purchase Agreement for alleged losses exceeding $20,000,000. If AT&T's allegations are ultimately upheld, the principal amount of the Holdback Note will be permanently reduced by the amount of AT&T's losses. The Company, the Committee and their advisors deny the claims made by AT&T and intend to dispute vigorously AT&T's alleged entitlement to indemnification under the Purchase Agreement and Holdback Note. Due to the uncertainty surrounding the amount of adjustments, if any, to the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated $40,000,000 face amount until the Closing Statements are finalized and the alleged claims asserted by AT&T are resolved as provided in the Purchase Agreement.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The Company undertakes no obligation to update its estimate of the loss or impairment of its assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

4. During November 1999, the Company sold certain inventory to DTR Associates Limited Partnership ("DTR") for $1,850,000, plus interest at 8.25% per annum compounded monthly. The purchase price will be paid by set-off against any distributions payable with respect to any allowed claim of DTR in the Company's bankruptcy proceedings. DTR provided the Company with an irrevocable letter of credit to secure the payment in full amount of the purchase price in the event that DTR's claim against the Company is disallowed or if distributions payable by the Company to DTR on account of any allowed claim do not equal or exceed the full purchase price for the inventory.

5. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company and its professional advisors will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.

          The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                 ACCRUAL BASIS - 3
----------------------------------------------

----------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)                         FOURTH QUARTER
----------------------------------------------               ------

----------------------------
INCOME STATEMENT
--------------------------------------------------------------------------------------------------------------------
                                                    MONTH            MONTH             MONTH
                                                  -------------------------------------------------      QUARTER
REVENUES                                                                                                 TOTAL
--------------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES
--------------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                              SEE ATTACHED INCOME STATEMENT
--------------------------------------------------------------------------------------------------------------------
3.   NET REVENUE
--------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
4.   BEGINNING INVENTORY
--------------------------------------------------------------------------------------------------------------------
5.   ADD: PURCHASES
--------------------------------------------------------------------------------------------------------------------
6.   LESS: ENDING INVENTORY
--------------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT
--------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION
--------------------------------------------------------------------------------------------------------------------
10.  DIRECT LABOR / SALARIES
--------------------------------------------------------------------------------------------------------------------
11.  PAYROLL TAXES
--------------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE EXPENSE
--------------------------------------------------------------------------------------------------------------------
13.  INSURANCE
--------------------------------------------------------------------------------------------------------------------
14.  DEPRECIATION / DEPLETION /AMORTIZATION
--------------------------------------------------------------------------------------------------------------------
15.  GENERAL & ADMINISTRATIVE
--------------------------------------------------------------------------------------------------------------------
16.  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
17.  TOTAL OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
18.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE
--------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------
19.  NON-OPERATING INCOME (ATT.  LIST)
--------------------------------------------------------------------------------------------------------------------
20.  NON-OPERATING EXPENSE (ATT.  LIST)
--------------------------------------------------------------------------------------------------------------------
21.  INTEREST EXPENSE
--------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
23.  NET OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
24.  PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------------
25.  U.S. TRUSTEE FEES
--------------------------------------------------------------------------------------------------------------------
26.  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
27.  TOTAL REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
28.  INCOME TAX
--------------------------------------------------------------------------------------------------------------------
29.  NET PROFIT (LOSS)
--------------------------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                        CONSOLIDATING INCOME STATEMENT
                     For the month ended November 30, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.


                                                  NON-DEBTOR SUBSIDIARIES
                                                (Provided for informational
                                             purposes only on a basis consistent
                                              with the Debtors previous public
                                                      financial reporting)

                                                                                          Total
                                           SMTK               SMTK                     Debtors and
                                         Debtors           Non-debtors                 Non-debtors
                                     --------------      ---------------           ------------------
Revenue                                           -                    -                            -

Cost of revenue                                   -                    -                            -
                                     --------------      ---------------           ------------------
   Gross profit                                   -                    -                            -

Expenses:
General and administrative                  112,504                    -                      112,504

Reorganization costs:
Professionals cost                        1,835,234               20,248                    1,855,482
Other                                        84,883                    -                       84,883
                                     --------------      ---------------           ------------------
   Operating profit (loss)               (2,032,621)             (20,248)                  (2,052,869)

Interest income                             431,833                2,932                      434,765
                                     --------------      ---------------           ------------------
Net profit (loss)                        (1,600,788)             (17,316)                  (1,618,104)
                                     ==============      ===============           ==================

Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                     For the month ended November 30, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T currently are negotiating several such disagreements. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40,000,000 promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. On September 30, 1999, AT&T withheld the first installment payment due under the Holdback Note by asserting that AT&T is entitled to indemnification under the terms of the Purchase Agreement for alleged losses exceeding $20,000,000. If AT&T's allegations are ultimately upheld, the principal amount of the Holdback Note will be permanently reduced by the amount of AT&T's losses. The Company, the Committee and their advisors deny the claims made by AT&T and intend to dispute vigorously AT&T's alleged entitlement to indemnification under the Purchase Agreement and Holdback Note. Due to the uncertainty surrounding the amount of adjustments, if any, to the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated $40,000,000 face amount until the Closing Statements are finalized and the alleged claims asserted by AT&T are resolved as provided in the Purchase Agreement.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The Company undertakes no obligation to update its estimate of the loss or impairment of its assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

4. During November 1999, the Company sold certain inventory to DTR Associates Limited Partnership ("DTR") for $1,850,000, plus interest at 8.25% per annum compounded monthly. The purchase price will be paid by set-off against any distributions payable with respect to any allowed claim of DTR in the Company's bankruptcy proceedings. DTR provided the Company with an irrevocable letter of credit to secure the payment in full amount of the purchase price in the event that DTR's claim against the Company is disallowed or if distributions payable by the Company to DTR on account of any allowed claim do not equal or exceed the full purchase price for the inventory.

5. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company and its professional advisors will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.

          The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

                                                             ACCRUAL BASIS -4
-----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        FOURTH QUARTER
-----------------------------------------------                ------
                                                                Bank: FIRSTAR
-----------------------------------------------                       -------
CASE NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------------
                                                      Account type: Operating
                                                                    ---------
NOTE:

ALL CASH DISBURSEMENTS, EXCLUDING INTER-ACCOUNT TRANSFERS, ARE DISBURSED OUT OF THE FIRSTAR OPERATING ACCOUNT #4889-40040 FROM SMTK EXPEDITE CO., INC. (f.k.a. SMARTALK TELESERVICES, INC.) CASE NUMBER 99-109.

----------------------------------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                                                                       MONTH
                                                                                   -------------------
DISBURSEMENTS                                                                      11/01/99 - 11/30/99
----------------------------------------------------------------------------------------------------------------------------------
                1.  CASH - BEGINNING  OF  MONTH                                               $   421,834
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
                2.  CASH SALES (FROM MERCHANT CARD RECHARGES)                                 $         -
----------------------------------------------------------------------------------------------------------------------------------
                3.  COLLECTION OF ACCOUNTS RECEIVABLE                                         $         -
----------------------------------------------------------------------------------------------------------------------------------
                4.  LOANS & ADVANCES                                                          $         -
----------------------------------------------------------------------------------------------------------------------------------
                5.  SALE OF ASSETS                                                            $         -
----------------------------------------------------------------------------------------------------------------------------------
                6.  OTHER:
----------------------------------------------------------------------------------------------------------------------------------
                      TRANSFERS IN FROM MONEY MARKET ACCOUNT                     $1,000,000
----------------------------------------------------------------------------------------------------------------------------------
                      MISCELLANEOUS RECEIPTS FROM REFUNDS                        $    1,150
----------------------------------------------------------------------------------------------------------------------------------
                      MISCELLANEOUS TIMING ADJUSTMENTS                           $       51
----------------------------------------------------------------------------------------------------------------------------------
                    TOTAL OTHER                                                               $ 1,001,201
----------------------------------------------------------------------------------------------------------------------------------
                7.  TOTAL RECEIPTS                                                            $ 1,001,201
----------------------------------------------------------------------------------------------------------------------------------
                8.  TOTAL CASH AVAILABLE                                                      $ 1,423,035
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
                9.  CHECKS WRITTEN - (SEE ATTACHED LIST)                                      $ 1,187,771
----------------------------------------------------------------------------------------------------------------------------------
               10.  WIRE TRANSFERS - (SEE ATTACHED LIST)                                      $   173,333
----------------------------------------------------------------------------------------------------------------------------------
               11.  OTHER:
----------------------------------------------------------------------------------------------------------------------------------
                      CASH TRANSFERS OUT                                         $        -
----------------------------------------------------------------------------------------------------------------------------------
                      BANK CHARGES                                               $        -
----------------------------------------------------------------------------------------------------------------------------------
                      VOID CHECK FROM PREVIOUS PERIOD                            $        -
----------------------------------------------------------------------------------------------------------------------------------
               12.  TOTAL OTHER                                                               $         -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                                                 -------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                         $ 1,361,104
----------------------------------------------------------------------------------------------------------------------------------
                    ENDING ACCOUNT BALANCE                                                    $    61,931
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                                $36,905,850
----------------------------------------------------------------------------------------------------------------------------------
                    SEE ACCRUAL BASIS - 6
----------------------------------------------------------------------------------------------------------------------------------
ADD: SHORT-TERM TREASURY BILL SECURITIES BALANCES                                             $40,281,036
----------------------------------------------------------------------------------------------------------------------------------
                    SEE ACCRUAL BASIS - 6
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS - 6, LINE 14)                                $77,248,817
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                ACCRUAL BASIS - 5
-----------------------------------------------

-----------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                           MONTH                   MONTH             MONTH
                                                                   ---------------------------------------------------------------
                 ACCOUNTS RECEIVABLE AGING                             November 30, 1999
----------------------------------------------------------------------------------------------------------------------------------
  1.  0 - 30 days old                                                 $               -
----------------------------------------------------------------------------------------------------------------------------------
  2.  31 - 60 days old                                                                -
----------------------------------------------------------------------------------------------------------------------------------
  3.  61 - 90 days old                                                                -
----------------------------------------------------------------------------------------------------------------------------------
  4.  91+ days old                                                                    -
----------------------------------------------------------------------------------------------------------------------------------
  5.  TOTAL ACCOUNTS RECEIVABLE                                                       -
----------------------------------------------------------------------------------------------------------------------------------
  6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                                 -
----------------------------------------------------------------------------------------------------------------------------------
  7.  ACCOUNTS RECEIVABLE (NET)                                       $               -
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                                                 MONTH: November 30, 1999
                  AGING OF POSTPETITION ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------------------------

                                             0-30            31-60              61-90                91+
                                             DAYS            DAYS               DAYS                 DAYS             TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
          ACCOUNTS  PAYABLE                $3,212,839      $400,503           $400,832             $489,927         $4,504,101
----------------------------------------------------------------------------------------------------------------------------------

NOTE: Accounts payable aged over 30 days represent professional fees subject to 20% holdback provision pursuant to bankruptcy court order.

----------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                                  MONTH: November 30, 1999
                                                                                        -----------------
----------------------------------------------------------------------------------------------------------------------------------
                                     BEGINNING            AMOUNT                              ENDING
                                        TAX           WITHHELD AND /         AMOUNT             TAX          DELINQUENT
FEDERAL                              LIABILITY*         0R ACCRUED            PAID           LIABILITY          TAXES
----------------------------------------------------------------------------------------------------------------------------------
 1.  WITHHOLDING**                   $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 2.  FICA-EMPLOYEE**                 $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 3.  FICA-EMPLOYER**                 $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 4.  UNEMPLOYMENT                    $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 5.  INCOME                          $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 6.  OTHER (ATTACH LIST)             $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 7.  TOTAL FEDERAL TAXES             $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
----------------------------------------------------------------------------------------------------------------------------------
 8.  WITHHOLDING                     $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 9.  SALES                           $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 10. EXCISE                          $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 11. UNEMPLOYMENT                    $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 12. REAL  PROPERTY                  $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 13. PERSONAL  PROPERTY              $        -       $          -           $      -        $       -       $        -
----------------------------------------------------------------------------------------------------------------------------------
 14. OTHER - STATE DISABILITY        $        -       $          -           $      -        $       -       $        -
 ---------------------------------------------------------------------------------------------------------------------------------
 15. TOTAL  STATE  &  LOCAL          $        -       $          -           $      -        $       -       $        -
 ---------------------------------------------------------------------------------------------------------------------------------
 16. TOTAL  TAXES                    $        -       $          -           $      -        $       -       $        -
 ---------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

NOTE: No employees were employed by the debtors during the month.

--------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 6
--------------------------------------------

--------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
--------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                             MONTH:       November 30, 1999
                                                                                   -----------------------------
-------------------------------------------------
BANK RECONCILIATIONS
                                                     Account #1          Account #2           Account #3          Account #4
-------------------------------------------------------------------------------------------------------------------------------
A.   BANK:                                            FIRSTAR             FIRSTAR              FIRSTAR             FIRSTAR
-------------------------------------------------------------------------------------------------------------------------------
B.   PURPOSE (TYPE)                                  OPERATING            CANADA           UNITED KINGDOM          FLETCHER
-------------------------------------------------------------------------------------------------------------------------------
  1.  BALANCE PER BANK STATEMENT                     $ 67,085            $19,764             $1,049,913            $30,271,831
-------------------------------------------------------------------------------------------------------------------------------
  2.  ADD: TOTAL DEPOSITS NOT CREDITED               $      -            $     -             $        -            $         -
-------------------------------------------------------------------------------------------------------------------------------
  3.  SUBTRACT: OUTSTANDING CHECKS                   $ (5,154)           $     -             $        -            $         -
-------------------------------------------------------------------------------------------------------------------------------
  4.  OTHER RECONCILING ITEMS (ATTACH LIST)          $      -            $     -             $        -            $         -
-------------------------------------------------------------------------------------------------------------------------------
  5.  MONTH END BALANCE PER BOOKS                    $ 61,931            $19,764             $1,049,913            $30,271,831
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
  6.  NUMBER OF LAST CHECK WRITTEN                       1630               1038                   1027                  None
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
BANK RECONCILIATIONS
                                                         Account #5           Account #6           Account #7
--------------------------------------------------------------------------------------------------------------------------------
A.   BANK:                                                 FIRSTAR             FIRSTAR               FIRSTAR
---------------------------------------------------------------------------------------------------------------
B.   PURPOSE (TYPE)                                     MONEY MARKET          FRAMINGHAM              CBCC
--------------------------------------------------------------------------------------------------------------------------------
  1.  BALANCE PER BANK STATEMENT                         $4,618,704          $    37,142          $   908,396       $36,972,835
--------------------------------------------------------------------------------------------------------------------------------
  2.  ADD:  TOTAL DEPOSITS NOT CREDITED                  $        -          $         -          $         -       $         -
--------------------------------------------------------------------------------------------------------------------------------
  3.  SUBTRACT: OUTSTANDING CHECKS                       $        -          $         -          $         -       $    (5,154)
--------------------------------------------------------------------------------------------------------------------------------
  4.  OTHER RECONCILING ITEMS (ATTACH LIST)              $        -          $         -          $         -       $         -
--------------------------------------------------------------------------------------------------------------------------------
  5.  MONTH END BALANCE PER BOOKS                        $4,618,704          $    37,142          $   908,396       $36,967,681
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  6.  NUMBER OF LAST CHECK WRITTEN                             None                 None                 None
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------
       INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF             MATURITY                               PURCHASE
BANK ACCOUNT NAME & NUMBER                              PURCHASE              DATE          TYPE OF INSTRUMENT       PRICE
--------------------------------------------------------------------------------------------------------------------------------
  7.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038       September 30, 1999    November 30, 1999     TREASURY BILL      $ 9,999,531
--------------------------------------------------------------------------------------------------------------------------------
  8.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038       September 30, 1999    December 31, 1999     TREASURY BILL      $ 9,999,179
--------------------------------------------------------------------------------------------------------------------------------
  9.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038       September 30, 1999    March 23, 2000        TREASURY BILL      $21,999,500
--------------------------------------------------------------------------------------------------------------------------------
 10.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038       November 4, 1999      December 2, 1999      TREASURY BILL      $ 8,000,341
--------------------------------------------------------------------------------------------------------------------------------
 11.              TOTAL INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS

                                                               CURRENT
BANK ACCOUNT NAME & NUMBER                                      VALUE
-----------------------------------------------------------------------------
  7.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038                 MATURED
-----------------------------------------------------------------------------
  8.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038                $10,076,752
-----------------------------------------------------------------------------
  9.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038                $22,179,188
-----------------------------------------------------------------------------
 10.  FIRSTAR TREASURY BILL ACCOUNT #2260-00038                $ 8,025,096
-----------------------------------------------------------------------------
 11.              TOTAL INVESTMENTS                            $40,281,036
-----------------------------------------------------------------------------

-------------------------------------
CASH

-----------------------------------------------------------------------------
 12.  PETTY CASH                                               $       100
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 13.  CURRENCY ON HAND                                         $36,967,781
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 14.  TOTAL CASH - END OF MONTH                                $77,248,817
-----------------------------------------------------------------------------

-----------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                       ACCRUAL BASIS - 7
-----------------------------------------------------

-----------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------------------
                                                       MONTH: November 30, 1999
                                                             -------------------

--------------------------------------------------------------------------------
                  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CUMULATIVE
                                                                              TYPE  OF                AMOUNT              UNPAID
              NAME                           POSITION                         PAYMENT                  PAID              BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
  1.  Lois Mannon                  Chief Accounting Officer               Fees & Expenses            $ 10,055               0
-----------------------------------------------------------------------------------------------------------------------------------
  2.  Thaddeus Bereday             President                              Fees  & Expenses             21,016               0
-----------------------------------------------------------------------------------------------------------------------------------
  3.
-----------------------------------------------------------------------------------------------------------------------------------
  4.
-----------------------------------------------------------------------------------------------------------------------------------
  5.
-----------------------------------------------------------------------------------------------------------------------------------
  6.
-----------------------------------------------------------------------------------------------------------------------------------
  7.
-----------------------------------------------------------------------------------------------------------------------------------
  8.
-----------------------------------------------------------------------------------------------------------------------------------
  9.
-----------------------------------------------------------------------------------------------------------------------------------
  10.
-----------------------------------------------------------------------------------------------------------------------------------
                        TOTAL  PAYMENTS TO INSIDERS                                                  $ 31,071
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                                               TYPE             DATE  OF  COURT
                                                                OF             ORDER  AUTHORIZING        AMOUNT          AMOUNT
      NAME                                                  PROFESSIONAL            PAYMENT             APPROVED          PAID
----------------------------------------------------------------------------------------------------------------------------------
  1.  Arthur Andersen LLP                                   Consultant         January 20, 1999        $        -      $        -
----------------------------------------------------------------------------------------------------------------------------------
  2.  Crossroads Capital Partners                           Consultant         January 20, 1999        $        -      $        -
----------------------------------------------------------------------------------------------------------------------------------
  3.  Ernst & Young LLP                                     Consultant         January 20, 1999        $        -      $        -
----------------------------------------------------------------------------------------------------------------------------------
  4.  Executive Sounding Board                              Consultant         January 20, 1999        $   65,555      $   65,555
----------------------------------------------------------------------------------------------------------------------------------
  5.  Hennigan, Mercer & Bennett                            Legal              January 20, 1999        $  932,871      $  932,871
----------------------------------------------------------------------------------------------------------------------------------
  6.  Houlihan, Lokey, Howard & Zukin Capital               Investment Banker  January 20, 1999        $        -      $        -
----------------------------------------------------------------------------------------------------------------------------------
  7.  Klehr, Harrison, Harvey, Branzburg & Ellers LLP       Legal              January 20, 1999        $        -      $        -
----------------------------------------------------------------------------------------------------------------------------------
  8.  Morgan, Lewis & Bockius                               Legal              January 20, 1999        $        -      $        -
----------------------------------------------------------------------------------------------------------------------------------
  9.  Munsch, Hardt, Kopf & Harr                            Legal              January 20, 1999        $        -      $        -
----------------------------------------------------------------------------------------------------------------------------------
  10. Young, Conaway, Stargatt & Taylor                     Legal              January 20, 1999        $   71,340      $   71,340
----------------------------------------------------------------------------------------------------------------------------------
  11. Zolpho Cooper, LLC                                    Consultant         January 20, 1999        $        -      $        -
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL  PAYMENTS TO PROFESSIONALS                                                                $1,069,766      $1,069,766
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                              TOTAL  PAID
      NAME                                                      TO  DATE
--------------------------------------------------------------------------
  1.  Artbur Andersen LLP                                     $  429,625
--------------------------------------------------------------------------
  2.  Crossroads Capital Partners                             $  115,023
--------------------------------------------------------------------------
  3.  Ernst & Young LLP                                       $  997,632
--------------------------------------------------------------------------
  4.  Executive Sounding Board                                $  274,817
--------------------------------------------------------------------------
  5.  Hennigan, Mercer & Bennett                              $1,696,366
--------------------------------------------------------------------------
  6.  Houlihan, Lokey, Howard & Zukin Capital                 $  520,444
--------------------------------------------------------------------------
  7.  Klehr, Harrison, Harvey, Branzburg & Ellers LLP         $   52,433
--------------------------------------------------------------------------
  8.  Morgan, Lewis & Bockius                                 $  295,854
--------------------------------------------------------------------------
  9.  Munsch, Hardt, Kopf & Harr                              $  910,430
--------------------------------------------------------------------------
  10.  Young, Conaway, Stargatt & Taylor                      $  362,867
--------------------------------------------------------------------------
  11.  Zolpho Cooper, LLC                                     $  364,908
--------------------------------------------------------------------------
       TOTAL  PAYMENTS TO PROFESSIONALS                       $6,020,399
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION  PAYMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                            SCHEDULED             AMOUNTS
                                                                             MONTHLY               PAID              TOTAL
                                                                             PAYMENTS             DURING            UNPAID
                  NAME OF CREDITOR                                              DUE               MONTH           POSTPETITION
----------------------------------------------------------------------------------------------------------------------------------
  1.  NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
----------------------------------------------------------------------------------------------------------------------------------
  2.
----------------------------------------------------------------------------------------------------------------------------------
  3.
----------------------------------------------------------------------------------------------------------------------------------
  4.
----------------------------------------------------------------------------------------------------------------------------------
  5.
----------------------------------------------------------------------------------------------------------------------------------
                      TOTAL
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                    ACCRUAL BASIS - 8
---------------------------------------------------

---------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------------

                                             MONTH:    November 30, 1999
                                                    -----------------------


----------------------------------
QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------
                                                                                                         YES       NO
---------------------------------------------------------------------------------------------------------------------------
 1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS DURING THIS REPORTING PERIOD?                                           X
---------------------------------------------------------------------------------------------------------------------------
 2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                      X
---------------------------------------------------------------------------------------------------------------------------
 3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                                                X
---------------------------------------------------------------------------------------------------------------------------
 4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                                          X
---------------------------------------------------------------------------------------------------------------------------
 5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                                          X
---------------------------------------------------------------------------------------------------------------------------
 6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
---------------------------------------------------------------------------------------------------------------------------
 7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                                                       X
---------------------------------------------------------------------------------------------------------------------------
 8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
---------------------------------------------------------------------------------------------------------------------------
 9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
---------------------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                        X
---------------------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                                               X
---------------------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
---------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


1.   Pursuant to a section 363 auction, the Debtors sold certain remaining inventory of cellular phones to DTR Associates
     Limited Partnership.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
10.  Pursuant to ordinary course business transactions with creditors in accordance with standard payment terms, certain amounts were outstanding.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                                         YES       NO
----------------------------------------------------------------------------------------------------------------------------
 1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                              X
----------------------------------------------------------------------------------------------------------------------------
 2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                X
----------------------------------------------------------------------------------------------------------------------------
 3.  PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD,
PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                        INSURANCE POLICIES
----------------------------------------------------------------------------------------------------------------------------
         TYPE OF                                                                   PERIOD               PAYMENT AMOUNT
          POLICY                            CARRIER                                COVERED              & FREQUENCY
----------------------------------------------------------------------------------------------------------------------------
     1.  Crime                          Travelers Group                        8/6/99-8/6/00            $3,587 & annual
----------------------------------------------------------------------------------------------------------------------------
     2.  Business Auto                  Travelers Group                        3/24/99-3/24/00          $8,106 annual
----------------------------------------------------------------------------------------------------------------------------
     3.  Boiler & Machinery             Travelers Group                        3/24/99-3/24/00          $1,547 annual
----------------------------------------------------------------------------------------------------------------------------
     4.  Commercial Umbrella            Travelers Group                        3/24/99-3/24/00          $12,212 annual
----------------------------------------------------------------------------------------------------------------------------
     5.  Fiduciary Liability            Travelers Group                        3/24/99-3/24/00          $1,002 annual
----------------------------------------------------------------------------------------------------------------------------
     6.  Commercial Package Policy      Travelers Group                        3/24/99-3/24/00          $41,532 annual
----------------------------------------------------------------------------------------------------------------------------
     7.
----------------------------------------------------------------------------------------------------------------------------
     8.
----------------------------------------------------------------------------------------------------------------------------
     9.
----------------------------------------------------------------------------------------------------------------------------
    10.
----------------------------------------------------------------------------------------------------------------------------
    11.
----------------------------------------------------------------------------------------------------------------------------
    12.
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                       ACCRUAL  BASIS - 9
------------------------------------------------------------

------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
------------------------------------------------------------

                               MONTH: November 30, 1999
                                      ----------------------

---------------------------------------------------------------------------------------------------------------
                                  PERSONNEL *
---------------------------------------------------------------------------------------------------------------
                                                                                   FULL TIME     PART TIME
---------------------------------------------------------------------------------------------------------------
1.   Total number of employees at beginning of month                                   0              0
---------------------------------------------------------------------------------------------------------------
2.   Number of employees hired during the month                                        0              0
---------------------------------------------------------------------------------------------------------------
3.   Number of employees terminated or resigned during the month                       0              0
---------------------------------------------------------------------------------------------------------------
4.   Total number of employees on payroll at end of month                              0              0
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

* Effective May 1999, the Debtors no longer have any employees. Rather, the eight representatives responsible for administering the bankruptcy estates have been engaged as independent contractors.

--------------------------------------------------------------------------------
                               CHANGE OF ADDRESS


--------------------------------------------------------------------------------

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